Exhibit 10.7

PRIVATE PLACEMENT AGENT AGREEMENT

THIS AGREEMENT made as of the 29th day of September, 2026, by and between Third Point Private Capital Income Fund, a Delaware statutory trust (the “Fund”) and Foreside Financial Services, LLC, a Delaware limited liability company (the “Placement Agent”).

WHEREAS, the Fund is a closed-end management investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), and continuously offer its common shares of beneficial interest (the “Shares”);

WHEREAS, the Fund’s board of trustees (the “Board”) will approve this Agreement with respect to the Fund;

WHEREAS, Third Point Private Capital LLC, a Delaware limited liability company, is the investment adviser to the Fund (the “Investment Adviser”);

WHEREAS, the Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”) and it is intended that the Shares shall not be required to be registered under the 1933 Act by virtue of an exemption afforded by Section 4(2) thereof and Rule 506 under Regulation D thereunder;

WHEREAS, investments in the Fund will be made upon the terms and subject to the conditions set forth in the Fund’s offering memorandum (as amended from time to time, the “Offering Memorandum”);

WHEREAS, the Fund desires to retain the Placement Agent as its private placement agent and principal underwriter in connection with the offering of the Shares of the Fund, and to advise, consult with, and assist the Fund with the private placement of the Shares; and

WHEREAS, this Agreement sets forth the terms and conditions upon which the Placement Agent will serve as the principal underwriter and private placement agent for the Fund;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

section 1.          OFFERING OF SHARES; placement agent’S DUTIES

(a)            The Placement Agent is hereby authorized to act as the principal underwriter and placement agent of the Fund for the placement of the Shares in the United States during the term of this Agreement and subject to, as applicable, the rules and regulations of the SEC, the Financial Industry Regulatory Authority (“FINRA”), and the laws governing the sale of securities in the various states (the “Blue Sky Laws”), and any other applicable laws. Notwithstanding anything to the contrary in this Agreement, in the United States, only officers or employees of the Investment Adviser or its affiliates (“Adviser Reps”) shall solicit potential investors, distribute marketing materials, subscription and other materials to potential investors, or otherwise service or assist in the offering of the Shares during the term of this Agreement. The Adviser Reps shall identify U.S.-domiciled “Institutional Investors” (as defined in Section 2211(a)(3) of the Rules of the FINRA) and certain qualified investors, who are “U.S. Persons” (as defined in Rule 902(k) under the 1933 Act), “accredited investors” (as defined in Rule 501(a) under the 1933 Act), and meet other eligibility standards set forth in the Offering Memorandum, as amended or supplemented from time to time (investors meeting all of the foregoing qualifications, “Eligible Investors”). The provisions of this paragraph do not obligate the Placement Agent to (i) register as a broker or dealer under the Blue Sky Laws of any jurisdiction when it determines it would be uneconomical for it to do so, (ii) to maintain its registration in any jurisdiction in which it is now registered, or (iii) obligate the Placement Agent to sell any particular number of Shares.

(b)            Subject to applicable law and as requested by the Fund, the Placement Agent shall enter into agreements (“Sub-Placement Agent Agreements”) with financial intermediaries (each a “Financial Intermediary” and collectively, “Financial Intermediaries”).

(c)            The Placement Agent shall devote such time and personnel as it, in its discretion, deems appropriate to meet its duties under this Agreement, and shall not be required to devote any minimum amount of time or personnel, or raise any minimum amount of funds, in connection with its services hereunder.

(d)            The Placement Agent agrees to review all proposed advertising materials and sales literature to be used for U.S. investors for compliance with applicable laws and regulations, and, if required by law and/or regulation, shall file with appropriate regulators such advertising materials and sales literature. The Placement Agent agrees to furnish to the Fund any comments provided by regulators with respect to such materials. The Fund (or its designee) shall be responsible for the review and filing, if required, of all proposed advertising materials and sales literature to be used for non-U.S. investors.

(e)            This Agreement shall not be deemed to restrict or limit the ability of the Placement Agent and its affiliates to provide other services to the Fund or its affiliates or to receive compensation for such services.

(f)            All subscriptions for Shares shall be made through Financial Intermediaries or Adviser Reps and directed to the Fund or its designated agent for acceptance and shall not be binding on the Fund until accepted by it. The Fund shall have the right to accept or reject any subscription in accordance with the terms of its governing documents and its Offering Memorandum. The Fund shall give notice of such determination in the ordinary course to the individual subscriber and the Financial Intermediary responsible for the subscription, in the ordinary course, consistent with the Fund’s standard communication practices. No interest or other payments will be paid to subscribers on rejected subscriptions.

(g)            The Placement Agent shall be held harmless and shall incur no liability whatsoever in the event that the purchase of Shares under any subscription is not consummated due to any action or omission of the subscriber, the Fund, the Financial Intermediaries, or any other reason other than the fraud, willful misfeasance, bad faith, gross negligence or reckless disregard of the Placement Agent. The Placement Agent shall not have any obligation to purchase any of the Shares as principal under any circumstances.

(h)            Unless subsequently authorized by the Fund in writing, the Placement Agent agrees that it will not conduct, and will not authorize, permit or take any action that would cause any Financial Intermediary to conduct, a general solicitation or general advertising (as such terms are defined in Regulation D) with respect to the Shares.

(i)             The activities that are conducted by the Placement Agent with respect to the Fund shall be undertaken only in accordance with the terms and conditions set forth in this Agreement, the Offering Memorandum and any applicable laws and regulations. The Placement Agent will require each Financial Intermediary ensures that prospective Eligible Investors are required to execute and deliver a Subscription Agreement (as defined below) to the Fund in connection with their initial subscription for Shares. The Fund shall furnish copies of the Offering Memorandum and the Subscription Agreement to the Financial Intermediaries in reasonable quantities upon request.

(j)             The Placement Agent shall permit Financial Intermediaries to offer the Shares only to Eligible Investors only in jurisdictions in which the Fund is permitted to offer its Shares, provided that the Fund or the Investment Adviser has provided the Placement Agent in advance with a list of jurisdictions in which such offering may be made.

section 2.          COMPLIANCE WITH APPLICABLE SECURITIES LAWS

(a)            With respect to their respective activities under this Agreement, the Placement Agent and the Fund each agree that it will comply with the applicable requirements of (i) the 1933 Act (including Regulation D), (ii) the 1940 Act, (iii) the Securities Exchange Act of 1934, as amended (the “1934 Act”) (including all regulations, rules and releases under all such statutes), (iv) the Blue Sky Laws of the state or jurisdiction in which such sale is made and (v) with respect to the Placement Agent, with all applicable rules and regulations of FINRA. In connection with the foregoing, the Placement Agent agrees to comply with such procedures as may be necessary in order that no act or omission to act by the Placement Agent in connection with the Fund’s offering of Shares shall cause to become unavailable the exemption from registration of the Shares under the 1933 Act provided by Section 4(2) thereof and Rule 506 of Regulation D thereunder.

(b)            The Placement Agent acknowledges and agrees that neither it nor its registered representatives are authorized to give any information or make any representation other than those contained in (i) the Offering Memorandum or (ii) any sales literature, performance reports, financial statements and other written materials provided by or on behalf of the Fund and approved by the Investment Adviser or its affiliates in connection with the placement of Shares (all such materials except the Offering Memorandum being collectively referred to as “Related Offering Materials”). The Fund or the Investment Adviser may, at any time in their sole discretion, instruct the Placement Agent in writing that any part or all of the Offering Memorandum or Related Offering Materials should no longer be used by the Placement Agent (such materials, the “Withdrawn Materials”). Immediately upon receipt by the Placement Agent of such written instruction, the Placement Agent shall stop relying on the representations and warranties in Section 8(b)(vi) below with respect to the Withdrawn Materials, and shall take reasonable steps to terminate the use of the Withdrawn Materials in any manner.

(c)            Shares in the Fund will be offered on a private placement basis to Eligible Investors only. Unless the Fund has notified the Placement Agent of its intent to rely on the exemption from registration under the 1933 Act set forth in Section 506(c) of Regulation D, neither the Fund nor any person acting on its behalf shall offer or sell Shares in the United States by any form of general solicitation or general advertising, including, without limitation, the methods described in Section 506(c) of Regulation D under the 1933 Act.

(d)            The Fund shall prepare the Offering Memorandum and the application for Shares to be used in connection with all subscriptions (the “Subscription Agreement”). During the continuous offering, the Fund will deliver to the Placement Agent, without charge, at its principal place of business, as many copies of the foregoing documents as the Placement Agent may reasonably request. For the avoidance of doubt, such copies may be in electronic format; provided, however, that if the Placement Agent reasonably determines that printed copies are necessary for any reason, it shall notify the Fund of such reason in advance.

(e)            The Fund, either through the transfer agent, sub-placement agent, or other designated agent, as applicable, shall extend to prospective investors the opportunity, prior to purchase of any Shares, to ask questions and receive answers concerning the Fund and the terms and conditions of the offering, and to obtain such additional information as the prospective investor may consider necessary in making an informed investment decision.

(f)            The Placement Agent may rely upon advice given by the Fund and the Fund’s counsel, from time to time, as to the legality of, and any restrictions placed on, the offer or sale of Shares in jurisdictions where Shares are or may be offered. Subject to the foregoing and other provisions of this Agreement, the Placement Agent is responsible for complying with all applicable U.S. federal and state laws, rules and regulations directly applicable to the Placement Agent in connection with its services hereunder, including applicable rules of FINRA.

(g)            With respect to any jurisdiction outside of the United States where the Fund is offered (each, a “Foreign Jurisdiction”), the Fund represents and warrants that it will at all times:

(i)            maintain policies and procedures adequate to comply with the applicable laws, rules, and regulations of any Foreign Jurisdiction governing the offering of the Fund;

(ii)            ensure compliance with all such policies and procedures with respect to all activities in Foreign Jurisdictions including the Foreign Corrupt Practices Act and other applicable anti-corruption statutes;

(iii)            ensure that such activities do not require the Placement Agent to be registered or licensed in, or subject to the laws of, any Foreign Jurisdiction; and

(iv)            for each Foreign Jurisdiction, maintain written analysis or reference materials as it pertains to the registration or exemption from registration in the particular jurisdiction, as well as an overview of any restrictions or requirements as it pertains to the intended activities in that jurisdiction.

section 3.          STATE BLUE SKY QUALIFICATION

The Fund will be responsible for ensuring that any notices or filings are made, that are necessary for the purposes of achieving an exemption from registration of the Shares under the Blue Sky Laws as may be applicable in connection with the transactions contemplated by this Agreement, including the filing of documents with the Securities and Exchange Commission (the “SEC”) and relevant states. The Fund will furnish any required consent to service of process in connection therewith.

The Fund or the Investment Adviser shall advise the Placement Agent from time to time concerning the states and other jurisdictions in which solicitations of Eligible Investors by or on behalf of the Fund may be made under the applicable Blue Sky Laws, and/or in which the Fund determines, based on accepted subscriptions, that filings are required. Upon request by the Placement Agent, the Fund or the Investment Adviser shall provide evidence of qualification of Shares in each applicable state or jurisdiction.

section 4.          INDEPENDENT AGENT

In performing its duties hereunder, the Placement Agent shall be regarded as an independent agent. Except as specifically contemplated by section 1(b) of this Agreement, the Placement Agent shall not have any right or authority to create any obligations of any kind on behalf of either the Fund or the Investment Adviser and shall make no representation to any third party to the contrary. The Placement Agent may provide services similar to those provided under this Agreement for any other person or entity on such terms as may be arranged with such person or entity, and the Placement Agent shall not be required to disclose to the Fund or the Investment Adviser any fact or thing that may come to the knowledge of the Placement Agent in the course of so doing.

section 5.          CONFIDENTIALITY

(a)            The Placement Agent agrees to treat all records and other information related to the Fund (including but not limited to that described in section 5(b) below) as proprietary information of the Fund and, on behalf of itself and its employees, to keep confidential all such information, except that, to the extent consistent with applicable law and regulation, the Placement Agent may (i) provide information to the Placement Agent’s counsel and to persons engaged by the Fund or the Investment Adviser to provide services with respect to the Fund, to the extent required; (ii) identify, if approved in writing by the Investment Adviser, the Investment Adviser as a client of the Placement Agent for the Placement Agent’s sales and marketing purposes; and (iii) release information as approved in writing by the Investment Adviser, the Fund or their respective authorized agents, provided, however, that the Placement Agent may release information without such approval if such information is requested pursuant to, or required by, law, regulation, legal process or regulatory authority; provided, further, however, that, in such event, the Placement Agent shall endeavor promptly to advise the Fund of such request or requirement, to the extent practicable in advance of any actual release of information.

(b)            Without limitation of the obligations of the Placement Agent under section 5(a) above, the Placement Agent acknowledges that any shareholder list and all information related to investors or prospective investors furnished to or assembled by the Placement Agent in connection with this Agreement constitutes proprietary information of substantial value to the Fund and the Investment Adviser. The Placement Agent agrees to treat, and to require its employees to treat, all such information as proprietary to the Fund and the Investment Adviser and further agrees that it shall not divulge any such information to any person or organization except as may be directed in writing by the Fund.

(c)            Notwithstanding any provision of this Agreement to the contrary, for purposes of this section 5 the following information shall not be deemed confidential information: (i) information that was known to the Placement Agent before receipt thereof from or on behalf of the Fund or the Investment Adviser; (ii) information that is disclosed to the Placement Agent by a third person whom the Placement Agent reasonably believes has a right to make such disclosure without any obligation of confidentiality to the Fund or the Investment Adviser; (iii) information that becomes generally available to the public without violation of this Agreement by the Placement Agent; or (iv) information that is independently developed by the Placement Agent, or those of its employees or affiliates to whom such information was not disclosed, and without reference to the Fund’s or the Investment Adviser’s information.

section 6.          TERMINATION

(a)            This Agreement shall become effective as of the date first set forth above and shall remain in effect until the second anniversary thereof. Thereafter, this Agreement shall continue in effect from year to year, provided that each such continuance is approved by the Board, including the vote of a majority of the Board who are not “interested persons,” as defined in the 1940 Act and the rules thereunder (the “Independent Trustees”).

(b)            After this Agreement is effective, any party may terminate it (with or without cause) without any penalty by at least sixty (60) days’ advance written notice to the other parties, including, in the case of the Fund, (i) by the affirmative vote of a majority of the Independent Trustees, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund, or (iii) upon the failure of the Independent Trustees to reapprove this Agreement on an annual basis in the manner contemplated in section 6(a) of this Agreement and the 1940 Act. Without limiting the generality of the foregoing, the Placement Agent’s exclusion from or suspension by FINRA will automatically terminate this Agreement without notice. The provisions of Sections 5, 9, 10 and 11 shall survive any termination of this Agreement. This Agreement shall terminate automatically in the event of an “assignment” as such term is defined in the 1940 Act and the rules thereunder. This Agreement may be terminated immediately on written notice to the other party(ies) hereto on the dissolution, insolvency or bankruptcy of any party, in the event of a material violation of a law, rule or regulation, or in the event of a material breach of this Agreement.

(c)            In the event the Fund has appointed a successor placement agent as of the date of termination of this Agreement, to the extent permitted by applicable law, the Placement Agent may continue to provide the services under the terms of this Agreement until such time as the services have been transitioned to the successor placement agent. The Placement Agent agrees to promptly upon request from the Fund or Investment Adviser transfer an electronic copy (or in such other format as the parties may agree) of any records and related supporting documentation held by it under this agreement to any such successor placement agent or person as the Fund or Investment Adviser may instruct.

section 7.          REPRESENTATIONS OF Placement agent

The Placement Agent represents and warrants to the Fund that:

(a)            It is a limited liability company duly organized and existing and in good standing under the laws of the State of Delaware and it is duly qualified to carry on its business in the State of Maine;

(b)            It is empowered under applicable laws and by its organizational documents to enter into this Agreement and perform its duties under this Agreement;

(c)            All requisite limited liability company actions have been taken to authorize it to enter into and perform this Agreement;

(d)            It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement;

(e)            This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Placement Agent, enforceable against the Placement Agent in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

(f)            It is registered under the 1934 Act with the SEC as a broker-dealer, it is a member in good standing of FINRA, it will abide by all applicable laws, rules and regulations, including without limitation the rules and regulations of FINRA and the SEC, and it will immediately notify the Fund if any regulatory actions are instituted against it by the SEC, any state or FINRA, or its membership in FINRA or registration in any state is terminated or suspended.

section 8.          DUTIES AND REPRESENTATIONS OF THE FUND

(a)            The Fund shall furnish to the Placement Agent copies of the Offering Memorandum and supplements or amendments thereto as requested, and shall otherwise cooperate with reasonable requests for documents or other information by the Placement Agent in connection with its activities hereunder. The Fund shall make available to the Placement Agent the number of copies of such materials as the Placement Agent shall reasonably request. For the avoidance of doubt, such copies may be in electronic format; provided, however, that if the Placement Agent reasonably determines that printed copies are necessary for any reason, it shall notify the Fund of such reason in advance. The Fund recognizes and confirms that in performing the services contemplated by this Agreement, the Placement Agent does not assume responsibility for the accuracy or completeness of the documents described herein.

(b)            The Fund represents and warrants to the Placement Agent that:

(i)             It is organized and existing and in good standing under the laws of the jurisdiction of its organization;

(ii)            It is empowered under applicable laws and by its organizational documents to enter into and perform this Agreement;

(iii)           All proceedings required by its organizational documents have been taken to authorize it to enter into and perform its duties under this Agreement;

(iv)           Pursuant to its organizational documents, the Fund is authorized to issue an unlimited number of Shares in the Fund. The liability of each holder of Shares in the Fund for the losses, debts and obligations of the Fund, whether arising in contract, tort or otherwise, shall generally be limited to the holder’s capital contribution to the Fund.

(v)            This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties;

(vi)           The Shares have not been and will not be registered under the 1933 Act or the Blue Sky Laws of any state of the United States or any other jurisdiction. The Shares have been authorized for sale as contemplated by the Offering Memorandum. Once payment is received, the Shares issued will conform to the description contained in the Offering Memorandum, as amended or supplemented. The offer and sale of the Shares in the manner contemplated by this Agreement and the Offering Memorandum will be exempt from the registration requirements of the 1933 Act pursuant to Section 4(2) thereof and Regulation D thereunder. Except with respect to Withdrawn Materials, no statements of fact contained or to be contained in the then-most current Offering Memorandum, taken as a whole and after taking into account all information disclosed therein, are untrue or will contain any untrue statements of material fact or omissions of a material fact necessary to make such statements, in light of the circumstances under which they were made, not misleading in any material respect to a purchaser of Shares;

(vii)          The Fund has policies, procedures and internal controls in place that are reasonably designed to comply with anti-money laundering laws and regulations, including a customer identification program, and the regulations administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control; and

(viii)         The Shares will be offered and sold in the United States only to Eligible Investors.

(c)            The Fund shall notify the Placement Agent promptly (i) upon discovery of any untrue statement of a material fact in the Offering Memorandum or an omission to state therein a material fact required or necessary to make the statements therein not misleading, and/or (ii) of the occurrence of any event or change in circumstances, of which the Fund is aware or should be aware, that results in the Offering Memorandum containing an untrue statement of a material fact or omitting to state therein a material fact required or necessary to make the statements therein not misleading; provided, however, that the Fund shall be deemed to have satisfied its notice obligation under this Section 8(c) if it distributes a corrected or supplemented Offering Memorandum, in the ordinary course, to all recipients thereof, including the Placement Agent.

(d)            The Fund shall not amend the Offering Memorandum without giving the Placement Agent notice reasonably in advance of its effectiveness; provided, however, that nothing contained in this Agreement shall, in any way limit the Fund’s right to amend the Offering Memorandum as the Fund may deem advisable.

(e)            The Fund shall advise the Placement Agent promptly, in each case to the extent it might have a material adverse effect on the Fund: (i) of any request by the SEC or any state securities examiner for amendments to the Fund’s Offering Memorandum or for additional material information related to the Fund; (ii) in the event of the issuance by the SEC or any state securities examiner of any stop order suspending the use of the Offering Memorandum or the initiation of any proceedings for that purpose; (iii) of the happening of any material event, of which the Fund is aware or reasonably should be aware, that makes untrue any statement of material fact made in the Fund’s then current Offering Memorandum or which requires the making of a change in such document(s) in order to make the statements therein not misleading; (iv) of all action of the SEC or any state securities examiner with respect to any amendments to the Fund; and (v) any litigation or written threat of litigation, of which the Fund is aware or should be aware, by any person relating to the offering of Shares.

(f)            Subject to the duties assigned to the Placement Agent under this Agreement, the Fund shall bear full responsibility for conducting its operations and affairs (including the preparation of the Fund’s governing documents, the Offering Memorandum, the Subscription Agreement, and all Related Offering Materials) in compliance with applicable laws, including (i) those governing the private placement of Shares in accordance with Regulation D under the 1933 Act; (ii) the 1940 Act, and rules thereunder, (iii) any relevant provisions of the Investment Advisers Act of 1940, as amended and the rules thereunder, and (iv) other applicable laws, rules and exemptions, such as (if applicable) Rule 4.5 under the Commodity Exchange Act, as amended. All restrictions relevant to the offering of Shares as may be necessary or appropriate in light of the foregoing at any time shall be set forth in the most recent version of the Offering Memorandum provided to the Placement Agent by the Fund.

(g)            Except as otherwise expressly provided in this Agreement, the Placement Agent shall be under no duty to comply with or take any action as a result of any amendment to the Fund’s governing documents, the Offering Memorandum, the Subscription Agreement, any Related Offering Materials or any Fund policy. No such amendment that is materially adverse to or imposes materially different or additional duties upon the Placement Agent may be made unless the Placement Agent expressly consents thereto in advance in writing. The Fund will submit to Placement Agent for review prior to use, the Offering Memorandum, any amendment or supplement thereto, and any other Related Offering Materials or documents distributed to Fund investors or potential investors (whether or not as part of the Placement) in which Placement Agent is mentioned.

section 9.          STANDARD OF CARE

(a)            The Placement Agent shall be under no duty to take any action under this Agreement except as specifically set forth herein or as may be specifically agreed to by the Placement Agent in a written amendment to this Agreement.

(b)            Neither the Placement Agent nor any other Placement Agent Indemnitee (as defined in Section 9) shall be liable for any action taken or for any failure to take an action based on reasonable reliance upon:

(i)            the written instructions of the Fund (including an officer of the Fund), or of counsel to the Fund; for purposes of this clause, procedures adopted by the Placement Agent related to the implementation by the Placement Agent of its obligations hereunder and the other activities contemplated to be taken by the Placement Agent hereunder (acting individually or through its registered representatives) that have been reviewed and approved by the Fund or counsel to the Fund shall be deemed to be written instructions of the Fund or counsel to the Fund;

(ii)            any written instruction or certified copy of any resolution of the Board of directors, trustees or managers of the Investment Adviser or the Fund, and the Placement Agent may rely upon the genuineness of any such document or copy thereof reasonably believed by the Placement Agent to have been validly executed; or

(iii)            any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other document reasonably believed by the Placement Agent to be genuine and to have been signed or presented by the Investment Adviser or the Fund or other proper party or parties for use by the Placement Agent, and the Placement Agent shall not be under any duty or obligation to inquire into the validity or invalidity or authority or lack thereof of any statement, written instruction, resolution, signature, request, letter of transmittal, certificate, opinion of counsel, instrument, report, notice, consent, order, or any other document or instrument which the Placement Agent reasonably believes to be genuine.

(c)            Notwithstanding anything in this Agreement to the contrary, the Placement Agent shall be liable to the Fund and any of the Fund’s shareholders only for any damages arising out of the Placement Agent’s breach of representations under this Agreement or its failure to perform its duties under this Agreement to the extent such damages were caused by the Placement Agent’s fraud, willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of such duties.

(d)            The Placement Agent shall not be liable for the delays or errors of other service providers to the Fund, including the failure by any such service provider to provide information to the Placement Agent when they have a duty to do so (irrespective of whether that duty is owed specifically to the Placement Agent or a third party); provided, however, that the foregoing shall not apply to any service provider, agent or delegate retained by the Placement Agent in connection with its services under this Agreement.

section 10.          INDEMNIFICATION

(a)            Notwithstanding anything in this Agreement to the contrary, the Placement Agent shall not be responsible for, and the Fund will indemnify, defend and hold the Placement Agent, its employees, agents, directors and officers and any person who controls the Placement Agent within the meaning of section 15 of the 1933 Act or section 20 of the 1934 Act (the “Placement Agent Indemnitees”) free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other reasonable expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) that any Placement Agent Indemnitee may incur, under the 1933 Act, the 1940 Act, the 1934 Act or under common law or otherwise, arising out of or based upon (collectively, “Placement Agent Claims”); provided, however, that in no event shall the Fund be required to indemnify, defend or hold harmless any Placement Agent Indemnitee to the extent that the Placement Agent Claim arises out of the fraud, willful misfeasance, bad faith, gross negligence or reckless disregard of the Placement Agent or any of its affiliates, directors, officers, employees or agents:

(i)             any material action (or omission to act) of the Placement Agent or its agents taken in connection with this Agreement; provided that such action (or omission to act) is taken without fraud, willful misfeasance, bad faith, gross negligence or reckless disregard by the Placement Agent of its duties and obligations under this Agreement;

(ii)            any untrue or alleged untrue material statements of fact contained in the then-most current Offering Memorandum, taken as a whole and after taking into account all information disclosed therein, or in the Related Offering Materials, except for any Withdrawn Materials, that are untrue or that omit a material fact necessary to make such statements, in light of the circumstances under which they were made, not misleading in any material respect, unless such statement or omission was made in reasonable reliance upon, and in conformity with, information furnished in writing to the Fund in connection with the preparation of such Fund’s Offering Memorandum or Related Offering Materials by or on behalf of the Placement Agent;

(iii)          any material breach of the agreements, representations, warranties and covenants by the Fund in this Agreement; or

(iv)          the reasonable reliance on or use by the Placement Agent or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Fund;

provided, that if any Placement Agent Claims arise out of or are based upon any indemnity provided by the Placement Agent to a Financial Intermediary or other parties (collectively the “Sub-Placement Agent Indemnitees”) with respect to any actions or omissions of such Sub-Placement Agent Indemnitees under any Sub-Placement Agent Agreement, the Fund’s obligation to provide indemnification hereunder shall apply only if and to the extent that the actions or omissions of the Sub-Placement Agent Indemnitees giving rise to the claim for indemnification hereunder would, if they had been the actions or omissions of Placement Agent Indemnitees other than Sub-Placement Agent Indemnitees, entitle such Placement Agent Indemnitees to indemnification hereunder; and provided, further, that the Placement Agent shall not settle, or consent to the settlement of, a claim involving a Sub-Placement Agent Indemnitee without the consent of the Fund, which consent shall not be unreasonably withheld.

(b)            The Fund may assume the defense of any suit brought to enforce any Placement Agent Claim and may retain counsel of good standing chosen by such Fund. The Fund shall advise the Placement Agent Indemnitee(s) that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the written notice of the claim. If the Fund assumes the defense of any such suit and retain counsel, the Placement Agent Indemnitee(s) shall bear the fees and expenses of any additional counsel that they retain. If the Fund does not assume the defense of any such suit, or if the Placement Agent Indemnitee(s) does not approve of counsel chosen by the Fund or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Fund, the Fund will reimburse any Placement Agent Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Placement Agent Indemnitee shall not settle or confess any claim without the prior written consent of the Fund, which consent shall not be unreasonably withheld or delayed.

(c)            Notwithstanding anything in this Agreement to the contrary, the Fund shall not be responsible for, and the Placement Agent will indemnify, defend, and hold the Fund, its affiliates and their respective officers and directors (collectively, the “Fund Indemnitees”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) that any Fund Indemnitee may incur, under the 1933 Act, the 1940 Act, the 1934 Act or under common law or otherwise, but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon (collectively, “Fund Claims”); provided, however, that in no event shall the Placement Agent be required to indemnify, defend or hold harmless any Fund Indemnitee to the extent that the Fund Claim arises out of the fraud, willful misfeasance, bad faith, gross negligence or reckless disregard of the Fund or any of its affiliates, directors, officers, employees or agents:

(i)             any material action (or omission to act) of the Placement Agent or its agents taken in connection with this Agreement; provided that such action (or omission to act) is the result of fraud, willful misfeasance, bad faith, gross negligence or reckless disregard by the Placement Agent of its duties and obligations under this Agreement;

(ii)            any statements of fact contained in the then-most current Offering Memorandum, taken as a whole and after taking into account all information disclosed therein, or in the Related Offering Materials, except for any Withdrawn Materials, that are untrue or that omit a material fact necessary to make such statements, in light of the circumstances under which they were made, not misleading in any material respect, so long as such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund in writing by or on behalf of the Placement Agent in connection with the preparation of the Offering Memorandum or Related Offering Materials; or

(iii)           any material breach of the agreements, representations, warranties and covenants by the Placement Agent in this Agreement.

(d)            The Placement Agent may assume the defense of any suit brought to enforce any Fund Claim and may retain counsel of good standing chosen by the Placement Agent and approved by the relevant Fund Indemnitee(s), which approval shall not be withheld unreasonably. The Placement Agent shall advise the Fund Indemnitee(s) that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Placement Agent assumes the defense of any such suit and retains counsel, the Fund Indemnitee(s) shall bear the fees and expenses of any additional counsel that they retain. If the Placement Agent does not assume the defense of any such suit, or if the Fund Indemnitee(s) does not approve of counsel chosen by the Placement Agent or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Placement Agent, the Placement Agent will reimburse any Fund Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Fund Indemnitee shall not settle or confess any claim without the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld or delayed.

(e)            Each party’s obligations to provide indemnification under this Section are conditioned upon that party receiving written notice of any action brought against a Placement Agent Indemnitee or Fund Indemnitee, respectively, by the person against whom such action is brought as promptly as reasonably possible after the summons or other first legal process is served. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Placement Agent Indemnitee or Fund Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f)            The provisions of this Section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Placement Agent Indemnitee or Fund Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Placement Agent and the termination of this Agreement. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Placement Agent Indemnitee or Fund Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g)            Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or connected to the issuance or sale of Shares, where such litigation or proceeding is reasonably expected to materially affect either party’s ability to perform its obligations under this Agreement.

(h)            Nothing contained herein shall require the Fund to take any action contrary to any provision of its Offering Memorandum or any applicable statute or regulation or shall require the Placement Agent to take any action contrary to any provision of its governing documents or any applicable statute or regulation; provided, however, that neither the Fund nor the Placement Agent may amend the Offering Memorandum or Related Offering Materials or their respective governing documents in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i)            No party hereto shall be liable for any consequential, special or indirect losses or damages suffered by another party hereto, whether or not the likelihood of such losses or damages was known by the party.

section 11.        COMPENSATION AND EXPENSES

(a)            The Fund acknowledges that the Placement Agent will enter into a separate services agreement with the Investment Adviser pursuant to which the Investment Adviser will compensate the Placement Agent and reimburse certain expenses of the Placement Agent in consideration of services provided by the Placement Agent to the Investment Adviser with respect to the Fund.

(b)            The Placement Agent may receive a shareholder servicing and/or distribution fee from the Fund in connection with the sale of Shares by Financial Intermediaries, which fee shall be paid to such Financial Intermediaries by the Placement Agent pursuant to a Sub-Placement Agent Agreement or other similar agreement entered into by and between the Placement Agent and each Financial Intermediary that requires such a fee. For the avoidance of doubt, the fee is expected to be a shareholder servicing and/or distribution fee.

(c)            The Fund will pay, or will cause to be paid, all costs and expenses relating to (i) the exemption from registration or qualification of Shares for offer and sale under Regulation D and under all relevant Blue Sky Laws; (ii) the furnishing to the Placement Agent of copies of the Fund’s Offering Memorandum and all amendments or supplements thereto and of Related Offering Materials and other documents reasonably requested by the Placement Agent, in such quantities as may be reasonably requested by the Placement Agent, including costs of shipping and mailing; provided, that, for the avoidance of doubt, such copies may be in electronic format; provided, however, that if the Placement Agent reasonably determines that printed copies are necessary for any reason, it shall notify the Fund of such reason in advance; (iv) fees and disbursements of counsel to the Fund in connection with the organization and maintenance of the Fund and the transactions contemplated by this Agreement; and (v) all other expenses of the Fund which are not the express obligations of the Placement Agent as set forth in this Agreement and which the Fund has pre-approved in writing.

(d)            As between the Placement Agent and the Fund, the Placement Agent shall pay all expenses relating to its broker-dealer qualification.

(e)            Subject to the terms and conditions herein, the Placement Agent shall pay, cause to pay or otherwise facilitate payments to Financial Intermediaries under applicable Sub-Placement Agent Agreements, provided, however, the Placement Agent shall not be obligated to make any payments to any Financial Intermediary or other third party unless and until: (i) the terms of such payment are agreed in a corresponding Sub-Placement Agent Agreement or other similar agreement with the Placement Agent; (ii) such payment has been approved by the Fund; and (iii) such payment has been received by the Placement Agent.

section 12.        MISCELLANEOUS

(a)            No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto.

(b)            This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware applicable to contracts formed and to be performed entirely within the State of Delaware, without giving effect to the conflict of laws principles and rules thereof, to the extent such provisions would require or permit the application of the laws of another jurisdiction.

(c)            This Agreement, together with the separate Services Agreement by and between the parties, constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(d)            The liability and obligation of the Fund under or in connection with this Agreement is several (and not joint), whether or not so stated elsewhere.

(e)            This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)            If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by all parties and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

(g)            Section and paragraph headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)            Any notice required or permitted to be given hereunder by any party to the other parties shall be deemed sufficiently given if in writing and personally delivered or sent by, electronic mail or registered, certified or overnight mail, postage prepaid, addressed by the party giving such notice to the other party at the address furnished below unless and until changed by the Placement Agent or the Fund, as the case may be. Notice shall be given to each party at the following addresses:

If to the Placement Agent:

Foreside Financial Services, LLC

190 Middle Street, Suite 301

Portland, ME 04101

Attn: Legal Department

Email: legal@foreside.com

If to the Fund:

Third Point Private Capital Income Fund

55 Hudson Yards, 51st Floor

New York, NY 10001

Attn: Legal

Email: Legal@thirdpoint.com

(i)            Each of the undersigned expressly warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability.

(j)            Except as otherwise provided in this Agreement, neither this Agreement nor any rights or obligations under this Agreement may be assigned by either party without the written consent of the other parties. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

(k)            No party to this Agreement shall be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, acts of terrorism, riots or failure of the mails or any transportation medium, communication system or power supply; provided, however, that in each specific case such circumstance shall be beyond the reasonable control of the party seeking to apply this force majeure clause.

(l)            This Agreement has been negotiated and executed by the parties in English. In the event any translation of this Agreement is prepared for convenience or any other purpose, the provisions of the English version shall prevail.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized persons, as of the day and year first above written.

Third Point Private Capital Income Fund

By:	/s/ Christopher W. Taylor
	Name:	Christopher W. Taylor
	Title:	President and Chief Executive Officer

Foreside Financial Services, LLC

By:	/s/ Teresa Cowan
	Name:	Teresa Cowan
	Title:	President